SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 12 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2003

BioProgress Technology International, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-24736	88-0361701
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

9055 Huntcliff Trace, Atlanta, Georgia	30350-1735

(Address of principal executive offices)	(Zip Code)

(770) 649-1133

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Page 1 of 5 Pages

(Exhibit Index appears on page 2)

Item 9.    Regulation FD Disclosure.

Attached as Exhibit 99.1 is the certification of Graham Hind, our Chief Executive Officer, under Section 906 of the Sarbanes-Oxley Act of 2002; and attached as Exhibit 99.2 is the certification of and Elizabeth Edwards our Chief Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the “Certifications”). The Certifications accompany the filing of our Annual Report on Form 10-KSB for year ending December 31, 2002, as correspondence to the Securities and Exchange Commission.

Exhibit No.	Description

99.1	Certification of Graham Hind, Chief Executive Officer, dated May 21, 2003, relating to BioProgress Technology International, Inc.’s Annual Report on Form 10-KSB for year ending December 31, 2002.

99.2

Certification of Elizabeth Edwards, Chief Financial Officer, dated May 21, 2003, relating to BioProgress Technology International, Inc.’s Annual Report on Form 10-KSB for year ending December 31, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPROGRESS TECHNOLOGY INTERNATIONAL, INC.

Date: May 21, 2003	By: /s/ GRAHAM HIND
Name: Graham Hind Title: Chief Executive Officer

Exhibit 99.1

Certification Pursuant to 18 U.S.C. Section 1350

as adopted pursuant to Section 906 of

the Sarbanes Oxley Act of 2002

In connection with the Annual Report of BioProgress Technology International, Inc., (the “Company”) on Form 10-KSB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Graham Hind, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

/s/ Graham Hind

Graham Hind

Chief Executive Officer

May 21, 2003

Exhibit 99.2

Certification Pursuant to 18 U.S.C. Section 1350

as adopted pursuant to Section 906 of

the Sarbanes Oxley Act of 2002

In connection with the Annual Report of BioProgress Technology International, Inc., (the “Company”) on Form 10-KSB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Elizabeth Edwards, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

/s/ Elizabeth Edwards

Elizabeth Edwards

Chief Financial Officer

May 21, 2003

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